EXHIBIT 10.36



                 SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT

           SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment") dated as of November 17, 2000, to that certain Credit Agreement dated as of November 17, 1999 (as amended by the First Amendment to Credit Agreement, dated as of June 30, 2000, the "Credit Agreement"), among Equivest Finance, Inc. (the "Borrower"), Peppertree Acquisition Corp. ("Newco"), Peppertree Acquisition Corp. II ("Newco II") and Bank of America, NA. (the "Lender')

                              W I T N E S S E T H:
                               - - - - - - - - - -

           WHEREAS, the Lender, the Borrower, Newco and Newco II entered into the Credit Agreement; and

           WHEREAS,   the  Borrower  has  requested  that  certain  waivers  and amendments to the Credit Agreement be made and the Lender is on the terms and conditions stated below willing to grant such requests to the Borrower;

           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein, the parties hereby agree as follows:

           I. Definitions. Except as otherwise set forth herein, capitalized terms not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

           2. Waivers and Exercise of Extension Period. The following provisions of Section 2.8(a) are waived in connection with the exercise by the Borrower of the Extension Period; (i) the requirement that the Borrower give notice in writing of the exercise of the Extension Period within a 30-60 day period prior to the Maturity Date, (ii) the requirements of clauses (B), (C) and (D) of
Section 2.8(a) and (iii) the requirement that the advisory fee (the "Advisory Fee") as set forth in that certain Fee Letter dated as of June 30, 2000 between the Lender and the Borrower be paid on the date Borrower gives notice of its desire to extend. Effective as of the date hereof and subject to the satisfaction of the other conditions precedent set forth in Section 2.8 and
Section 5 hereof, the Extension Period shall be deemed to have been exercised and the Maturity Date shall be February 17, 2001. The Borrower and the Lender agree that the Advisory Fee in the amount of $80,946.25 shall be due and payable in full on February 17, 2001.

           3. Amendment to the Credit Agreement.

           Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement is hereby amended as follows:


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           a) Section  2.5(b) is amended by adding a new subsection (v) thereto, to read in its entirety as follows; "(v) On each of December 17, 2000 and January 17, 2001, the Borrower shall prepay the Term Note in an amount equal to $300,000."

           4. Representations and Warranties. To induce the Lender to enter into this Amendment, the Borrower represents and warrants, as of the date hereof; that:

           (a) It has the power, authority and legal right to make and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment, without any notice, consent, approval or authorization not already obtained, and that it has taken all necessary action to authorize the same.

           (b) The making and delivery of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, does not violate any provision of law or any regulation, or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Credit Agreement, as amended by this Amendment, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

           (c) The representations and warranties made by it contained in the Credit Agreement are true and correct on the date hereof and after giving effect hereto.

           (d) No Event of Default or Default has occurred and is continuing under the Credit Agreement on the date hereof and after giving effect hereto.

           5. Conditions Precedent. This Amendment shall become effective, as of the date hereof; upon receipt by the Lender of (i) a counterpart of this Amendment, duly executed and delivered by the Borrower, (ii) payment of the $300,000 prepayment of the Term Note due on November 17, 2000 and (iii) all other costs and expenses, including, without limitation, the fees and expenses of Dechert in the amount of $12,126.35 relating to their invoices dated August 14, 2000 and October 6, 2000, as well as the fees and expenses of Dechert in connection with the preparation of this Amendment, estimated to be $2,500 plus disbursements.

           6. Reference to and Effect on the Loan Documents.

           (a) On and after the date hereof; (i) all references in the Credit Agreement to "this Agreement", "hereof', "herein", or similar terms, (ii) all references to the Credit Agreement in each agreement, instrument and other document executed or delivered in connection with the Credit Agreement and (iii) all references to the Credit Agreement and all other Loan Documents, shall mean and refer to the Credit Agreement as amended by this Amendment.


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           (b) Except as specifically  amended hereby,  the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

           (c) Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any Loan Document, nor constitute a waiver of any provision of any Loan Document.

           7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument with the same effect as if the signatures thereto and hereto were upon the same instrument.

           8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of law principles thereof (except Section 5-1401 of the General Obligations Law).



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           IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                BANK OF AMERICA, NA. as Lender




                                By:  /s/ David R. Kegaries
                                        ------------------------------
                                      Name:   David R. Kegaries
                                      Title:  Vice President


                                EQUIVEST FINANCE, INC., as Borrower




                                By: /s/ Gerald L. Klaben, Jr.
                                    ----------------------------------
                                     Name:   Gerald L. Klaben, Jr.
                                     Title:  CFO



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